Exhibit 99.1

March 2004 Investor Presentation

FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality, or conversely, the Company may incur less, or even negative, loan loss provision due to positive credit quality trends in the future; (2) the Company may not continue to experience significant recoveries of previously charged-off loans and the Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates on its retained interests in securitized mortgages causing it to take impairment charges to earnings; (4) the Company may not realize the expected cash payments that it is presently accruing from its retained interests in securitized mortgages; (5) the Company may experience either faster or slower rates of amortization of its retained interests and loans previously securitized; (6) the Company could have adverse legal actions of a material nature; (7) the Company may face competitive loss of customers associated with its efforts to increase fee-based revenues; (8) the Company may be unable to maintain or improve upon current levels of expense associated with managing its business; (9) rulings affecting, among other things, the Company’s and its banking subsidiaries’ regulatory capital and required loan loss allocations may change, resulting in the need for increased capital levels; (10) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (11) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (12) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (13) the Company may experience difficulties growing loan and deposit balances. Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. 2

WHO is CHCO ?

Past:

Turnaround Story

Present:

Low Risk/High Return Proposition

Future: Remaining Opportunities!

Corporate Profile

$ 2.2 Billion Commercial Bank headquartered in Charleston WV

54 Banking Offices

150,000 households; 275,000 accounts

16,644,000 common shares outstanding

$ 571 million market capitalization*

As of market close November 20, 2003

Key Markets

8% Market Share in DC suburbs WV’s fastest growing market

12% Market Share in WV’s 2nd largest market

11% Market Share in WV’s largest market

30% Market Share

The Past: A Turnaround Story

Prior History

Net loss of $54.4 million or $3.81 per share for 2000 & 2001

Formal Agreements with OCC and Federal Reserve

$ 130 million in “problem loans”

Stock trading at $5.125 per share from a high of $45 per share

Discontinued common share cash dividends and deferred trust preferred dividends

Managing the Turnaround

Jerry Francis becomes CEO 1/31/01

31 years in banking

First National Bank, Dayton

National City

Metropolitan Bank, Lima—President

Bank One—Regional President

Peoples Bank of Indianapolis—President

Assembling The Management Team

Skip Hageboeck, PhD,

CFO and CIO

14 years in banking

Indiana National, NBD,

Peoples Bank of Indianapolis

John Loeber,

Commercial Banking and Senior Credit Officer

36 years in banking

Fleet Boston Financial, First American, Signet,

Peoples Bank of Indianapolis

Bill Butcher, Retail Banking and Sr. Operations Officer

15 years in banking

Norwest, Bank One,

Peoples Bank of Indianapolis

Craig Stilwell,

Marketing Director and Human Resources Director

25 years in banking

Peoples Bank of Indianapolis

It’s All About Management

Peoples Bank Corporation of Indianapolis

Earnings Per Share (Fully Diluted) $0.86 $1.22 $1.70 $1.99 $2.04 $2.92

CAGR 28%

Stock Price $10.38 $12.13 $18.00 $36.00 $34.00 $73.00

CAGR 60% (34% w/o merger)

Writing It Down

By April 1, 2001:

Exited the mortgage servicing business

Wrote down $30 million in accordance with new accounting guidance related to retained interest in securitized loans

Wrote off $7.9 million to reflect unrecognized losses

Charged off $7.5 million in loans

Took provision expense of $5.7 million

Revenue Enhancement/Best Practices

By June 30, 2001:

Initiated revenue enhancement and “best practices” projects:

Increased collection of service fees from < 50% to over 90% resulting in 60% increase in service charge revenue

Reduced staff by 27% with annual savings of $7 million

Implemented hundreds of operational changes

Consolidated Operations from 4 facilities to 1

Sold the non-banking subsidiaries

Charged off $3.4 million in loans; took provision expense of $10.3 million

Focus On Credit

By September 30, 2001:

Reviewed 100% of commercial loans & assigned risk rating; scored all 66,000 Retail loans; adopted a formal and comprehensive loan policy

Centralized loan underwriting and loan approval

Hired experienced loan workout team of 7 persons

Charged off $2.9 million in loans; took provision expense of $14.3 million

Returning To Profitability

By December 31, 2001:

Returned to profitability with operating ROA of 0.86% and ROE of 13.3%

Initiated 4 month comprehensive credit training program for commercial lenders

Complied fully with OCC and Fed agreements

Sold $18 million of substandard loans

Charged off $8.3 million in loans; reduced provision expense to $1.8 million

Mission Accomplished:

Within first 18 months:

Reported second quarter 2002 ROA of 1.48% and ROE of 19.7%

Terminated Formal Agreements with OCC and Federal Reserve

Announced resumption of common dividends and payment of Trust Preferred dividends

Approved 1 million share common stock buy-back program

Charged off $22.4 million in loans; returned to “normalized” provision expense of $1.8 million

Accolades:

1st of all USA banks and 4th best of all US publicly traded companies during 2001-2002 with appreciation of 391%

In 2002, CEO accepts “Community Banker of the Year” award on behalf of Employees & Directors

*The “Bloomberg 100” lists the top 100 companies by total return for the period of November 2, 2001, to November 1, 2002. Companies with share prices under $5 and market capitalization below $100 million were excluded.

Present:

2003

Net Income $43.7 million or $2.58 per diluted share with ROA of 2.18% and ROE of 24.5%

Non-Interest Income (excluding investment securities gains/losses) up 22%

Efficiency Ratio 52.1%

Non-performing Loans as a percent of loans 0.31%

Allowance for Loan & Lease Losses to outstanding loans 1.66%

Strong & Stable Net Interest Margin

Performance Measures

EPS (diluted)

-$1.54

$1.90

2.58

ROA

-1.07%

1.59%

2.18%

ROE

-16.8%

20.5%

24.5%

Strong Core Performance

Negative provision Expense in 2003 = $6.2 mm

reflects strong credit culture

reflects success at recovery of charged off loans

Even with normalized provision expense, CHCO demonstrates exceptional performance:

high and growing profitability

strong and stable net interest margins

high operational efficiency

strong and rapidly growing equity capital

Normalized Profitability

ROA

1.20%

1.86%

2.18%

ROE

13.70%

20.40%

24.50%

*Adjusted 2003 earnings to reflect 25 basis points of Provision Expense

CHCO is a highly profitable franchise!

CHCO is a low risk proposition:

retail focus

strong core deposit base

strong non-interest income desirable in low rate environment conservative loan portfolio

loans are predominately real estate secures

loan quality is extremely strong

well reserved for problem loans

position to benefit from rising rates

City National Bank Customer Profile $1,411,963 $326,913 $844,342 $396,804

Source: Internal data as of October 31, 2003

Totally Free Checking Accounts

15% Growth

D13IN DDA TOTALLY FREE PERSONAL

Favorable Revenue Profile

City Holding Company

68%

32%

Net Interest Income Non Interest Income

Peer Group

78%

22%

As of December 31, 2003

*$ 1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports

Net Interest Income

Non Interest Income

Conservative Loan Portfolio Mix

City Holding Company

35%

26%

6%

27%

6%

Residential Real Estate

Home Equity

Consumer/Other

Commercial Real Estate

C&I

Peer Group*

26%

4%

17%

36%

17%

Residential Real Estate

Home Equity

Consumer/Other

Commercial Real Estate

C&I

Loan to Core Deposits 78.9%

Loan to Core Deposits 99.9%

As of December 31, 2003

*$1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports

Real Estate Based Lending Focus

Real Estate Secured Loans 88.1%

Other Loans 11.9%

As of December 31, 2003

Strong Loan Quality

0.20%

0.52%

0.31%

0.80%

Non Performing Assets/Assets

Non Performing Loans/Loans

*$ 1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports 3/31/03

Strong Loan Loss Reserve

1.66%

1.45%

529%

268%

Loan Loss Reserve/Total Loans

Loan Loss Reserve/Non Performing Loans

*$ 1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports 3/31/03

Limited Interest Rate Risk

CHCO implements a leverage strategy in late 2003 while eliminating the company’s benefit from rising rates by using fixed rate funding with maturities ranging from 1 to 5 years

Immediate Basis Estimated Increase or

Point Change in Decrease in Net

Interest Rates Income over 1 year

+300 Bp +12%

+100 Bp + 5%

- 50 Bp - 3%

As of 12/31/03

Future Opportunities:

1) Provision Expense

1) Potential for continued low negative provisions

• Loan growth trends are strong

• Strategic Opportunities

1) Growth

1) Capital

2) M&A

1) Legal Resolutions with 16—19 cents per share

Performance Objectives

MEASURE GOALS 2003 RESULTS

Earnings Per 10% + 35.79%

Share Growth

ROE 20% 24.5%

ROA 1.50% 2.18%

Capital Maintain well- Total Risk based

capitalized status capitalized =

13.17%

Net Charge-Offs/Opportunity?

$22.1 $21.9 $0.9

Net Charge-Offs

The Company recorded a negative provision of $6.2 million in 2003

Provision Expense

Provision Expense Net Charge Off

Growth in targeted lines of business

Commercial Real Estate & Home Equity

Indirect & Consumer

Strategic Opportunities

Branch Optimization Project

Close ? – over 20% of branches less than $10 million in deposits

DeNovo ? – two potential large markets

Reconfigure ? – need to reflect changing retail patterns

Strong Capital

Dividends ?

Share Repurchase ?

Acquisitions ?

Key Markets

$2.2 Billion Market With higher incomes

$1.1 Billion Market With strong growth

$2.2 Billion Market

Marietta Parkersburg

Morgantown

$1.4 Billion Market

$3.7 Billion Market

$1.0 Billion Market

Why Should You Own Our Stock?

Proven management team focused on delivering shareholder value

Performance-based incentive plans

Value-vested stock options

Improved City’s shareholder value by 488% since January 2001

Why Should You Own Our Stock?

Low Risk/High Returns

Fortress Balance Sheet

Real Estate Secured Lending

Strong retail core deposit franchise

Pristine Loan Quality

Allowance for loan loss is 529% of nonperforming

Strongly Capitalized

Tangible equity is 8.40% of total assets

Total Risk based capital is

Not reliant on Mortgage Banking Revenues

Why Should You Own Our Stock?

Highly visible near-term opportunities

Lower interest expense from called $57.5M Trust Preferred issue only partially reflected in 4th Quarter 2003 net interest income

Potential low or negative loan loss provision in future periods

Leverage strategy designed to maintain NII while preserving benefits from rising rates

CHCO Stock Performance

Relative Stock Price Performance Versus Major Indices: Since January 31, 2001

CHCO Stock Performance

Relative Stock Price Performance Versus Major Indices

December 2000—October 2003

Questions?